UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 4, 2008

Tesco Corporation

(Exact Name of Registrant as Specified in Charter)

Alberta	0-28778	Not Applicable
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3993 West Sam Houston Parkway North

Suite 100

Houston, Texas 77043-1211

(Address of Principal Executive Offices, Including Zip Code)

713-359-7000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by the Registrant on November 4, 2008 to report the issuance of a press release announcing the Registrant’s financial results for the period ended September 30, 2008 under Item 2.02. This Amendment No. 1 is being filed solely to correct an administrative error by changing the segment operating income of the Casing services segment and the Corporate and Other segment for the three and nine month periods ended September 30, 2008. The registrant’s consolidated results of operations remain unchanged. The disclosure under Item 2.02 and Item 9.01 of the Original Filing is hereby replaced in its entirety by the disclosure under Item 2.02 and Item 9.01 of this Amendment No. 1.

Item 2.02	Results of Operations and Financial Condition.

On November 4, 2008, Tesco Corporation issued a press release reporting its results of operations for its fiscal quarter ended September 30, 2008. A copy of the press release is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Report, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Exhibits and Financial Statements.

(d)	Exhibits

Exhibit 99.1	Press Release dated November 4, 2008, amended November 6, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESCO CORPORATION

	By:	/s/ James A. Lank
Dated: November 6, 2008		James A. Lank
General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated November 4, 2008, amended November 6, 2008